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                                                            Exhibit 23.1

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement files No. 33-68894, 33-80480, 33-93756, 33-08507 and
333-59677.

                                             /s/ ARTHUR ANDERSEN LLP
                                             ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
  March 30, 2000